2016 Fourth Quarter Earnings Presentation January 27, 2017 Exhibit 99.2

Agenda INTRODUCTION • Craig Dahl (Chief Executive Officer) HIGHLIGHTS / REVENUE / LOANS AND LEASES / CREDIT • Craig Dahl EXPENSES / DEPOSITS / CAPITAL / INTEREST RATES • Brian Maass (Chief Financial Officer) CLOSING COMMENTS • Craig Dahl Q&A 2

CONTINUED FOCUS ON EXECUTING ON OUR STRATEGIC PILLARS IN 2016 • Net income of $212.1 million, up 7.6% year-over-year • Execution of diversification philosophy resulted in strong credit quality performance • Profitable growth driven by diverse loan and lease origination capabilities • Generated positive operating leverage as revenue growth outpaced expense growth • Expanded deposit base which will be very beneficial should interest rates continue to increase 2016 Observations 3 Diversification 1 Profitable Growth 2 Operating Leverage 3 Core Funding 4

2016 Highlights vs. 2015 Revenue $1.3 billion Loan & Lease Originations $16.8 billion Average Deposits $17.1 billion Provision for Credit Losses $65.9 million Return on Average Assets 1.05% Return on Average Common Equity 9.13% 4 10.3% 2 bps 6 bps 4.1% 24.4% Book Value per Common Share $12.66 Earnings per share of $1.15, an increase of 7.5% from 2015 7.2% 6.0% Non-accrual Loans & Leases $181.4 million 9.5%

Earnings per share of 27 cents, a decrease of 6.9% from the fourth quarter of 2015 Fourth Quarter 2016 Highlights vs. Fourth Quarter 2015 Revenue $327.1 million Non-accrual Loans & Leases $181.4 million Loan & Lease Originations $4.3 billion Average Deposits $17.1 billion Provision for Credit Losses $19.9 million Return on Average Assets1 0.99% Return on Average Common Equity1 8.40% 5 1.8% 113 bps 11.4% Book Value per Common Share $12.66 1 Annualized 4.8% 9 bps 6.0% 9.5% 13.0%

Revenue up 1.8% YoY Investments and other 1% Consumer real estate & other (first mortgage lien) 13% Consumer real estate (junior lien) 17% Auto finance 12%Leasing & equipment finance 20% Commercial 14% Inventory finance 15% Loans and leases held for sale 4% Securities 4% 350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 4Q15 1Q16 2Q16 3Q16 4Q16 $116 $321 $113 $324 $118 $331 $120 $332 $116 $327 4.35% 4.37% 4.35% 4.34% 4.30% Net Interest Margin1 1 Annualized 4Q16 vs. 4Q15 revenue and net interest margin impacted by the following 4Q16 items: • Higher average balances of loans and leases held for sale, leasing and equipment finance loans and leases, inventory finance loans and securities available for sale • Lower average yield on the overall loan and lease portfolio • Increased gains on sales of consumer real estate loans and servicing fee income • Decreased fees and service charges and gains on sales of auto loans Fourth Quarter 2016 Highlights – Revenue 6 REVENUE DIVERSIFICATION $232 million Non-interest Income Interest Income ($ millions) $205 $211 $213 $212 $211 Non-interest Income Net Interest Income $116 million Other 1% Fees and service charges 30% ATM revenue 4% Card revenue 12% Leasing & equipment finance 27% Gains on sales of consumer real estate loans, net 15% Gains on sales of auto loans, net 1% Servicing fee income 10% Strategic Pillars Diversification 1 Profitable Growth 2

12/12 12/13 12/14 12/15 12/16 $15,426 $15,846 $16,401 $17,436 $17,844 11% 19% 23% 12% 16% 19% 7 10% 20% 22% 8% 16% 24% 13% 18% 23% 15% 16% 15% • 2016 loan and lease growth of 5.0%, excluding the Consumer Real Estate First Mortgage Lien portfolio • Year-over-year loan and lease growth in Inventory Finance of 15.1%, Leasing & Equipment Finance of 8.1% and Commercial of 4.5% • Strong loan and lease diversification by asset class, geography, rate, average loan and lease size, estimated weighted average life and collateral type 56% Wholesale 44% Consumer Loan and Lease Portfolio 7 ($ millions) 10% 22% 21% 4% 16% 27% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage Lien $15,847 14% 18% 24% 15% 16% 13% Strategic Pillar Diversification 1 Loan and lease growth of 2.3% YoY $17,43 $16,402

• Proven loan and lease origination platform allows for optimization of growth and revenue • Organic loan and lease portfolio growth can be achieved while maintaining discipline on price, structure and credit quality • Growth in multiple asset classes provides flexibility to adjust asset composition to react to changing environment Diverse Loan and Lease Origination Capabilities 8 Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions) Inventory Finance1 Leasing & Equipment Finance2 Commercial Auto Finance Consumer Real Estate 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2012 2013 2014 2015 2016 $1,196 $1,676 $1,770 $2,437 $2,588$1,205 $1,947 $2,796 $3,155 $3,560 $1,696 $1,730 $1,874 $1,969 $2,137 $1,494 $1,558 $1,596 $1,875 $1,883 $5,161 $10,752 $5,114 $12,025 $5,454 $13,490 $5,816 $15,252 $6,660 $16,828 1 Origination levels are impacted by the velocity of fundings and repayments with dealers 2 Includes operating leases Loan and lease originations up 10.3% YoY

Other Auto Consumer Real Estate & Other Consumer 4,000 3,000 2,000 1,000 0 2012 2013 2014 2015 2016 $162 $763 $1,419 $1,264 $1,624$537 $795 $1,333 $1,348 $2,109 $804 $1,705 $2,821 $2,676 $3,790 ($ millions) • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source Loan and Lease Sales and Revenue 9 150 125 100 75 50 25 0 2012 2013 2014 2015 2016 $8 $13 $21 $31 $40$5 $22 $35 $41 $50 $22 $35 $30 $65 $44 $100 $31 $103 $35 $125 $1,706 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions) $803 1 Includes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) 1

40 32 24 16 8 0 2012 2013 2014 2015 2016 $8 $13 $21 $31 $40 24,000 20,000 16,000 12,000 8,000 4,000 0 2012 2013 2014 2015 2016 $15,259 $15,847 $16,627 $17,394 $18,205 $801 $16,060 $1,525 $17,372 $2,709 $19,336 $3,831 $21,225 $4,913 $23,118 Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained • Loan sale and servicing strategy contributes to revenue through gains on sales of loans and ongoing servicing fees: • $125 million of revenue through gains on sale of loans and servicing fee income in 2016 • Year-over-year servicing fee income growth of 29% 1 Includes operating leases Managed Portfolio 1 Average Balances ($ millions) 10 Strategic Pillars Profitable Growth 2 Operating Leverage 3 ($ millions)

COMBINATION OF DIVERSIFICATION AND DISCIPLINED PRICING HAS CREATED CONSISTENT YIELD PERFORMANCE DESPITE LOW RATE ENVIRONMENT 11 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of September 30, 2016 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 4Q15 1Q16 2Q16 3Q16 4Q16 Consumer Real Estate: First Mortgage Lien 5.31% 5.40% 5.34% 5.35% 5.22% Junior Lien 5.54 5.67 5.64 5.60 5.64 Commercial 4.40 4.30 4.30 4.22 4.25 Leasing & Equipment Finance 4.55 4.47 4.45 4.48 4.43 Inventory Finance 5.66 5.68 5.74 6.07 5.80 Auto Finance 4.17 4.14 4.19 4.06 4.04 Total Loans and Leases 4.89 4.89 4.88 4.88 4.82 Peer Group2 Average 4.37 4.36 4.34 4.33 N.A. Loan and Lease Yields1 Strategic Pillars Diversification 1 Profitable Growth 2

PROVISION FOR CREDIT LOSSES 250 200 150 100 50 0 2012 2013 2014 2015 2016 $247 $118 $96 $53 $66 1 Excludes portfolios acquired with deteriorated credit quality and non-accrual loans and leases ($ millions) Credit Quality Trends 12 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 12/12 12/13 12/14 12/15 12/16 0.64% 0.20% 0.14% 0.11% 0.12% 500 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 12/12 12/13 12/14 12/15 12/16 $476 $346 $282 $250 $2283.07% 2.17% 1.71% 1.43% 1.28% ($ millions) 60+ DAY DELINQUENCIES1 NET CHARGE-OFFSNON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned Strategic Pillar Diversification 1 250 200 150 100 50 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 2012 2013 2014 2015 2016 $234 $126 $79 $52 $45 1.54% 0.81% 0.49% 0.30% 0.26% ($ millions) Net charge-offs Net charge-offs ratio

1 Annualized 2 Includes Other Net Charge-off Ratio 13 Quarter Ended1 Change from Quarter Ended Dec. 31, 2015 Mar. 31, 2016 Jun. 30, 2016 Sep. 30, 2016 Dec. 31, 2016 Dec. 31, 2015 Consumer: Consumer Real Estate: First Mortgage Lien 0.54% 0.55% 0.35% 0.34% 0.26% (28) bps Junior Lien 0.17 0.17 0.05 0.04 0.08 (9) Total Consumer Real Estate 0.34 0.35 0.19 0.17 0.17 (17) Auto Finance 0.75 0.81 0.69 0.86 1.09 34 Consumer 2 0.51 0.52 0.39 0.47 0.53 2 Wholesale: Commercial 0.05 (0.02) 0.08 (0.01) 0.01 (4) Leasing & Equipment Finance 0.16 0.13 0.11 0.18 0.10 (6) Inventory Finance 0.05 0.04 0.09 0.10 0.07 2 Wholesale 0.10 0.06 0.10 0.10 0.06 (4) Total 2 0.29 0.27 0.23 0.26 0.27 (2) Strategic Pillar Diversification 1 • Net charge-off decline of two basis points year-over-year impacted by loan and lease diversification philosophy • Wholesale net charge-off rate of 0.06% in 4Q16 • Total levels of net charge-offs performing in low end of the expected range

• Leveraging of expense base through continued growth of total average assets and average serviced for others portfolio • Focus on lowering efficiency ratio by growing revenue faster than expenses 14 Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio2: 3.65% 3.61% 3.51% 1 Includes Occupancy & Equipment, Other Non-interest Expense, Foreclosed Real Estate & Repossessed Assets, and Other Credit Costs 2 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $24,371 $25,317 $25,892 $26,085 3.51% $26,608 3.39% Non-interest Expense 250 200 150 100 50 0 4Q15 1Q16 2Q16 3Q16 4Q16 $109 $124 $118 $117 $115 $100 $94 $99 $102 $99 $14 $223 $10 $228 $10 $227 $10 $229 $11 $225 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other 1 Compensation & Employee Benefits Efficiency Ratio: 69.27% 70.42% 68.69% 69.00% 68.89% Strategic Pillars Profitable Growth 2 Operating Leverage 3 Non-interest expense up 1.2% YoY

18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 4Q15 1Q16 2Q16 3Q16 4Q16 $16,289 $16,885 $17,284 $17,148 $17,069 15 • Average deposit balances increased 4.8% year-over-year • Average checking balances increased 6.4% year-over-year • 2016 average deposit growth continued to exceed average loan and lease growth • Average interest rate on deposits improved quarter-over-quarter • 86% of period-end certificates of deposit balances are less than $250,000 0.34% 0.36% 0.37% 0.37% 0.35% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking Strategic Pillars Profitable Growth 2 Core Funding 4 23% 15% 29% 33% 24% 15% 28% 33% 25% 15% 27% 33% 25% 15% 27% 33% 25% 14% 27% 34%

16 2015 2016 Common equity Tier 1 capital ratio1 10.00% 10.24% Tier 1 risk-based capital ratio1 11.54% 11.68% Total risk-based capital ratio1 13.71% 13.69% Tier 1 leverage ratio1 10.46% 10.73% Common equity ratio 9.80% 10.09% Tangible common equity ratio2 8.79% 9.13% Book value per common share $ 11.94 $ 12.66 Tangible book value per common share2 $ 10.59 $ 11.33 Return on average common equity 9.19% 9.13% Return on average tangible common equity3 10.48% 10.29% • Maintained strong capital ratios with earnings accumulation • Common stock dividend of 7.5 cents per share declared on January 25, 2017 • Potential capital allocation strategies include: • Dividend increase • Stock buyback • Organic growth • Corporate development opportunities Capital and Return 1 The regulatory capital ratios for 4Q16 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide

43% 19% 38% 39% 42% 19% Well Prepared for Rising Interest Rates 17 QTD AVERAGE EARNING ASSETS QTD AVERAGE DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 59% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 62% of deposits are low or no interest cost with an average cost of one basis point for 4Q16, which provides a competitive pricing advantage in a rising rate environment Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer Real Estate, Investments) Fixed Rate - Long Duration (Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At December 31, 2016 Strategic Pillars Diversification 1 Profitable Growth 2 $19.9 billion $17.1 billion

STRATEGIC PILLARS 2016 PROGRESS DIVERSIFICATION • • Execution of diversification philosophy resulted in strong credit quality performance Origination growth in multiple asset classes provides flexibility to adjust asset composition based on market conditions PROFITABLE GROWTH • • Proven loan and lease origination platform allowed for optimization of balance sheet and revenue growth Strong net interest income despite competitive low interest rate environment OPERATING LEVERAGE • Year-over-year revenue growth of 4.1% outpaced expense growth of 1.7% • Identified and began implementing operating efficiencies (e.g. branch rationalization) CORE FUNDING • Retail deposits provide a competitive pricing advantage in a rising rate environment • 2016 average deposit growth continued to exceed average loan and lease growth 1 2 3 4 Execution under a strong enterprise risk management and credit culture Strategic Pillar Recap 18

• Optimize diverse loan and lease origination platform to grow asset classes that will drive profitability • Leverage technology to create new product and service solutions that meet the financial needs of our customers and drive operating efficiencies • Continued emphasis on talent management • Benefit from a more favorable operating environment 2017 Outlook 19 Focus on continuing to create superior and sustainable financial performance

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain (continued) 21

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont) variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long- term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 22

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 YTD YTD Dec. 31, 2015 Dec. 31, 2016 Net income available to common stockholders (a) $ 177,735 $ 192,736 Plus: Other intangibles amortization 1,562 1,388 Less: Income tax expense attributable to other intangibles amortization 562 493 Adjusted net income available to common stockholders (b) $ 178,735 $ 193,631 Average balances: Total equity $ 2,217,204 $ 2,394,701 Less: Non-controlling interest in subsidiaries 19,514 21,525 Total TCF Financial Corporation stockholders' equity 2,197,690 2,373,176 Less: Preferred stock 263,240 263,240 Average total common stockholders' equity (c) 1,934,450 2,109,936 Less: Goodwill 225,640 225,640 Other intangibles 3,913 2,414 Average tangible common equity (d) $ 1,704,897 $ 1,881,882 Return on average common equity (a) / (c) 9.19% 9.13% Return on average tangible common equity (b) / (d) 10.48% 10.29% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 23

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 At At Dec. 31, 2015 Dec. 31, 2016 Total equity $ 2,306,917 $ 2,444,645 Less: Non-controlling interest in subsidiaries 16,001 17,162 Total TCF Financial Corporation stockholders' equity 2,290,916 2,427,483 Less: Preferred stock 263,240 263,240 Total common stockholders' equity (a) 2,027,676 2,164,243 Less: Goodwill 225,640 225,640 Other intangibles 3,126 1,738 Tangible common equity (b) $ 1,798,910 $ 1,936,865 Total assets (c) $ 20,689,609 $ 21,441,326 Less: Goodwill 225,640 225,640 Other intangibles 3,126 1,738 Tangible assets (d) $ 20,460,843 $ 21,213,948 Common stock shares outstanding (e) 169,844,464 170,991,940 Common equity ratio (a) / (c) 9.80% 10.09% Tangible common equity ratio (b) / (d) 8.79% 9.13% Book value per common share (a) / (e) $ 11.94 $ 12.66 Tangible book value per common share (b) / (e) $ 10.59 $ 11.33 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data) 24